Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended December 28, 2024 of Wingstop Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Skipworth, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 19, 2025

By:	/s/ Michael J. Skipworth
President and Chief Executive Officer
(Principal Executive Officer)